UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 29, 2015

McGRAW HILL FINANCIAL, INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other	(Commission	(IRS Employer
jurisdiction of	File No.)	Identification No.)
incorporation or
organization)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

McGraw Hill Financial, Inc. (“the Registrant”) is filing this Current Report on Form 8-K to revise the historical financial statements contained in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 ("2014 Form 10-K") and Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 ("Second Quarter 2015 Form 10-Q") to include a footnote ("Condensed Consolidated Financial Statements Footnote") in the Notes to the Financial Statements that provides supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X.

The supplemental guarantor financial information included in the Condensed Consolidated Financial Statements Footnote is required as a result of the expected registration under the U.S. federal securities laws of certain senior notes issued by the Registrant, that have been guaranteed by a subsidiary of the Registrant. The Condensed Consolidated Financial Statements Footnote includes summarizing financial information for the parent company issuer, the subsidiary guarantor and the non-guarantor subsidiaries on a combined basis.

The revised 2014 Form 10-K financial statements and revised Second Quarter 2015 Form 10-Q financial statements are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and have been updated, in compliance with generally accepted accounting principles, solely to include the new footnote referenced above related to supplemental guarantor financial information, and are incorporated herein by reference. All other information provided in 2014 Form 10-K financial statements and Second Quarter 2015 Form 10-Q financial statements remains unchanged, and this Form 8-K does not modify or update the disclosures in the reports in any way other than the inclusion of required supplemental guarantor financial information. This Current Report on Form 8-K, including its exhibits, should be reviewed in conjunction with the Registrant's other filings with the Securities and Exchange Commission.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

(15) Acknowledgment for Review Report

(23.1) Consent of Ernst & Young LLP

(99.1)     Updated audited consolidated financial statements of McGraw Hill Financial Inc. as of December 31, 2014 and December
31, 2013, and for the three years ended December 31, 2014, including the notes thereto and the report of the independent registered public accounting firm thereon.

(99.2)      Updated unaudited condensed consolidated financial statements of McGraw Hill Financial, Inc. as of June 30, 2015
and December 31, 2014 and for the three and six months ended June 30, 2015 and 2014, including the notes thereto and the report of the independent registered public accounting firm thereon.

(101.INS) XBRL Instance Document

(101.SCH) XBRL Taxonomy Extension Schema

(101.CAL) XBRL Taxonomy Extension Calculation Linkbase

(101.LAB) XBRL Taxonomy Extension Label Linkbase

(101.PRE) XBRL Taxonomy Extension Presentation Linkbase

(101.DEF) XBRL Taxonomy Extension Definition Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

McGraw Hill Financial, Inc.

/s/	Scott L. Bennett
By:	Scott L. Bennett
Senior Vice President, Associate General
Counsel and Secretary

Dated:  October 29, 2015

INDEX TO EXHIBITS

Exhibit Number

(15) Acknowledgment for Review Report

(23.1) Consent of Ernst & Young LLP

(99.1)     Updated audited consolidated financial statements of McGraw Hill Financial Inc. as of December 31, 2014 and December
31, 2013, and for the three years ended December 31, 2014, including the notes thereto and the report of the independent registered public accounting firm thereon.

(99.2)      Updated unaudited condensed consolidated financial statements of McGraw Hill Financial, Inc. as of June 30, 2015
and December 31, 2014 and for the three and six months ended June 30, 2015 and 2014, including the notes thereto and the report of the independent registered public accounting firm thereon.

(101.INS) XBRL Instance Document

(101.SCH) XBRL Taxonomy Extension Schema

(101.CAL) XBRL Taxonomy Extension Calculation Linkbase

(101.LAB) XBRL Taxonomy Extension Label Linkbase

(101.PRE) XBRL Taxonomy Extension Presentation Linkbase

(101.DEF) XBRL Taxonomy Extension Definition Linkbase